FOR IMMEDIATE RELEASE
---------------------


          NORWOOD FINANCIAL CORP. ANNOUNCES EARNINGS FOR FIRST QUARTER
          ------------------------------------------------------------
                              AND 5% STOCK DIVIDEND
                              ---------------------


April 24, 2006

         William W. Davis, Jr., President and Chief Executive Officer of Norwood Financial Corp. (NWFL-Nasdaq) and its subsidiary Wayne Bank today announced earnings for the quarter ended March 31, 2006 and the declaration of a 5% stock dividend payable May 26, 2006 to shareholders of record as of May 12, 2006.

         Earnings for the three months ended March 31, 2006 were $1,333,000, which represents a 7.2% increase over the $1,243,000 earned for the similar period in 2005. Earnings per share on a fully diluted basis were $.47 per share in 2006, increasing from $.43 per share for the 2005 period. The per share amounts have been adjusted for the 5% stock dividend. The annualized return on assets for the current quarter was 1.25% with an annualized return on equity of 11.14%.

         Total assets as of March 31, 2006 were $434.1 million with total loans receivable of $291.8 million, deposits of $339.5 million and shareholders' equity of $48.5 million. Total assets have increased $20.9 million, or 5.1%, when compared to March 31, 2005.

         Loans receivable have increased $25.8 million, or 9.7%, from the prior year. The growth was balanced between commercial lending (including real estate) and residential mortgage activity, including home equity lending. Non-performing loans totaled $398,000 or .14% of total loans as of March 31, 2006 compared to $92,000, or .03% of total loans, as of March 31, 2005. The increase is due to one loan relationship for which the Company is actively pursuing a resolution. The Company was in a net recovery position of $4,000 for the three months ended March 31, 2006 compared to net charge-offs of $25,000 for the similar period in 2005. As a result of the lower level of charge-offs, the Company was able to reduce its provision for loan losses to $70,000 in the 2006 period from $100,000 in the 2005 period. Notwithstanding the lower provision expense, the allowance for loan losses increased by $220,000 from a year earlier to $3,743,000 and represented 1.28% of total loans as of March 31, 2006.

         For the three months ended March 31, 2006, net interest income, on a fully taxable equivalent basis (fte), totaled $4,076,000 with a net interest margin (fte) of 3.98% improving from $3,730,000 and 3.86% for the similar period in 2005. The increase was due to both the higher percentage of loans on the balance sheet and the higher short-term interest rates in 2006 which have boosted yields on our prime-based loans.

         Other income excluding gains on the sales of securities for the three months ended March 31, 2006 totaled $817,000 compared to $843,000 for the similar period in 2005. The decrease was principally due to a $40,000 gain on the sale of residential mortgages in 2005, with no such gain in the 2006 period. Net gains on sales of securities were also lower in the 2006 period at $7,000 compared to $77,000 in 2005. Other expenses totaled $2,766,000 in the 2006 period compared to $2,651,000 in the similar period in 2005.

         Mr. Davis commented "We are pleased with our good start to 2006. With the Company's earnings growth, the Board of Directors felt it was appropriate to pay our shareholders this special 5% stock dividend. Shareholders will receive cash in lieu of fractional shares."

         Norwood Financial Corp., through its subsidiary Wayne Bank, operates eleven offices in Wayne, Pike and Monroe Counties. The Company's stock is traded on the Nasdaq Market, under the symbol, "NWFL".

         The foregoing material may contain forward-looking statements. We caution that such statements may be subject to a number of uncertainties and actual results could differ materially and therefore readers should not place undue reliance on any forwardlooking statements. Those risks and uncertainties include changes in the absolute and relative levels of interest rates, risks associated with the effect of opening a new branch, the ability to control costs and expenses, demand for real estate and general economic conditions. Norwood Financial Corp. does not undertake and specifically disclaims any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Contact:  Lewis J. Critelli
          Executive Vice President &
          Chief Financial Officer
          NORWOOD FINANCIAL CORP.
          570-253-1455
          www.waynebank.com

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets
(dollars in thousands)
(unaudited)

                                                                              March 31
                                                                     ----------------------------
                                                                         2006            2005
                                                                     ------------   -------------
ASSETS
  Cash and due from banks                                            $       9,330  $        7,186
  Interest bearing deposits with banks                                          22              29
                                                                      ------------   -------------
          Cash and cash equivalents                                          9,352           7,215

  Securities available for sale                                            116,659         119,490
  Securities held to maturity,  fair value 2006: $976
      2005: $5,229                                                             953           5,103
  Loans receivable (net of unearned Income)                                291,840         266,032
  Less: Allowance for loan losses                                            3,743           3,523
                                                                      ------------   -------------
     Net loans receivable                                                  288,097         262,509
  Investment in FHLB Stock                                                   2,073           2,477
  Bank premises and equipment,net                                            5,508           5,475
  Accrued interest receivable                                                1,979           1,800
  Other assets                                                               9,509           9,119
                                                                      ------------   -------------
          TOTAL ASSETS                                               $     434,130  $      413,188
                                                                      ============   =============

LIABILITIES
  Deposits:
     Non-interest bearing demand                                     $      54,505  $       46,774
     Interest-bearing                                                      285,002         270,174
                                                                      ------------   -------------
          Total deposits                                                   339,507         316,948
  Short-term borrowings                                                     19,765          24,956
  Long-term debt                                                            23,000          23,000
  Accrued interest payable                                                   1,626           1,188
  Other liabilities                                                          1,735           1,501
                                                                      ------------   -------------
            TOTAL LIABILITIES                                              385,633         367,593

STOCKHOLDERS' EQUITY
  Common Stock, $.10 par value, authorized 10,000,000 shares
           issued:2006: 2,841,000  2005: 2,705,715 shares                      284             270
  Surplus                                                                    5,730           5,421
  Retained earnings                                                         44,497          40,984
  Treasury stock, at cost: 2006: 35,267 shares,
      2005: 7,872                                                           (1,029)           (157)
  Unearned ESOP Shares                                                         (77)           (299)
  Accumulated other comprehensive income                                      (908)           (624)
                                                                      ------------   -------------
           TOTAL STOCKHOLDERS' EQUITY                                       48,497          45,595
                                                                      ------------   -------------
          TOTAL LIABILITIES AND
                 STOCKHOLDERS' EQUITY                                $     434,130  $      413,188
                                                                      ============   =============

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income
(dollars in thousands, except per share data)
  (unaudited)

                                                           Three Months Ended March 31
                                                           ---------------------------
                                                               2006            2005
                                                            ---------      ----------
INTEREST INCOME
    Loans receivable, including fees                       $    4,944     $     3,920
    Securities                                                  1,050           1,041
    Other                                                           2              12
                                                            ---------      ----------
         Total Interest income                                  5,996           4,973

INTEREST EXPENSE
    Deposits                                                    1,590             987
    Short-term borrowings                                         187              99
    Long-term debt                                                293             317
                                                            ---------      ----------
         Total Interest expense                                 2,070           1,403
                                                            ---------      ----------

NET INTEREST INCOME                                             3,926           3,570
PROVISION FOR LOAN LOSSES                                          70             100
                                                            ---------      ----------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES             3,856           3,470

OTHER INCOME
    Service charges and fees                                      590             579
    Income from fiduciary activities                               77              84
    Net realized gains/(loss) on sales of securities                7              77
    Gains on sale of loans                                         --              40
    Other                                                         150             140
                                                            ---------      ----------
         Total other income                                       824             920

OTHER EXPENSES
    Salaries and  employee benefits                             1,406           1,387
    Occupancy, furniture and equipment                            380             384
    Data processing related                                       156             160
    Taxes, other than income                                      113              98
    Professional Fees                                             113             109
    Other                                                         598             513
                                                            ---------      ----------
         Total other expenses                                   2,766           2,651

INCOME BEFORE TAX                                               1,914           1,739
INCOME TAX EXPENSE                                                581             496
                                                            ---------      ----------
NET INCOME                                                 $    1,333     $     1,243
                                                            =========      ==========

Basic earnings per share                                   $     0.48     $      0.44
                                                            =========      ==========

Diluted earnings per share                                 $     0.47     $      0.43
                                                            =========      ==========


Per share amounts have been adjusted for a 5% stock dividend declared on April 11, 2006

NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)

THREE MONTHS ENDED MARCH 31                                  2006            2005
---------------------------                              ------------   -------------
Net interest income                                     $      3,926   $       3,570
Net income                                                     1,333           1,243

Net interest spread (fully taxable equivalent)                  3.49%           3.52%
Net interest margin (fully taxable equivalent)                  3.98%           3.86%
Return on average assets                                        1.25%           1.24%
Return on average equity                                       11.14%          10.96%
Basic  earnings per share                               $       0.48   $        0.44
Diluted earnings per share                                      0.47            0.43

AS OF MARCH 31
--------------

Total assets                                            $    434,130   $     413,188
Total loans receivable                                       291,840         266,032
Allowance for loan  losses                                     3,743           3,523
Total deposits                                               339,507         316,948
Stockholders' equity                                          48,497          45,595
Trust assets under management                                 93,105          80,555

Book value per share                                    $      17.29   $       16.10
Equity to total assets                                         11.17%          11.03%
Allowance to total loans receivable                             1.28%           1.32%
Nonperforming loans to total loans                              0.14%           0.03%


Per share amounts have been adjusted for a 5% stock dividend declared on April 11, 2006

NORWOOD FINANCIAL CORP
Consolidated Balance Sheets (unaudited)
(dollars in thousands)

                                                            31-Mar          31-Dec        30-Sep       30-Jun          31-Mar
                                                             2006            2005          2005         2005            2005
                                                         ------------   -------------   ----------   -----------   -------------
ASSETS
  Cash and due from banks                               $       9,330  $        9,746  $     9,755  $     11,895  $        7,186
  Interest bearing deposits with banks                             22              70          132           119              29
  Federal funds sold                                              ---             ---        2,295         5,290             ---
                                                         ------------   -------------   ----------   -----------   -------------
        Cash and cash equivalents                               9,352           9,816       12,182        17,304           7,215

  Securities available for sale                               116,659         115,814      113,162       111,497         119,490
  Securities held to maturity                                     953           1,452        2,860         3,337           5,103
  Loans receivable (net of unearned Income)                   291,840         290,890      282,264       275,558         266,032
   Less: Allowance for loan losses                              3,743           3,669        3,643         3,600           3,523
                                                         ------------   -------------   ----------   -----------   -------------
        Net loans receivable                                  288,097         287,221      278,621       271,958         262,509
  Investment in FHLB stock                                      2,073           1,620        1,711         1,973           2,477
  Bank premises and equipment, net                              5,508           5,393        5,454         5,434           5,475
  Other assets                                                 11,488          12,240       11,621        11,052          10,919
                                                         ------------   -------------   ----------   -----------   -------------
        TOTAL ASSETS                                    $     434,130  $      433,556  $   425,611  $    422,555  $      413,188
                                                         ============   =============   ==========   ===========   =============

LIABILITIES
   Deposits:
     Non-interest bearing demand                        $      54,505  $       50,891  $    58,061  $     53,628  $       46,774
      Interest- bearing deposits                              285,002         289,712      282,370       285,305         270,174
                                                         ------------   -------------   ----------   -----------   -------------
        Total deposits                                        339,507         340,603      340,431       338,933         316,948
   Other borrowings                                            42,765          41,564       34,515        33,928          47,956
   Other liabilities                                            3,361           3,281        3,218         2,863           2,689
                                                         ------------   -------------   ----------   -----------   -------------
        TOTAL LIABILITIES                                     385,633         385,448      378,164       375,724         367,593

STOCKHOLDERS' EQUITY                                           48,497          48,108       47,447        46,831          45,595
                                                         ------------   -------------   ----------   -----------   -------------
        TOTAL LIABILITIES AND
            STOCKHOLDERS' EQUITY                        $     434,130  $      433,556  $   425,611  $    422,555  $      413,188
                                                         ============   =============   ==========   ===========   =============

NORWOOD FINANCIAL CORP
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)

                                                              31-Mar          31-Dec        30-Sep       30-Jun          31-Mar
Three months ended                                             2006            2005          2005         2005            2005
------------------                                            -------         -------      -------       -------         -------
INTEREST INCOME
    Loans receivable, including fees                         $  4,944        $  4,848     $  4,527      $  4,288        $  3,920
    Securities                                                  1,050             999          993         1,020           1,041
    Other                                                           2              57           58             5              12
                                                              -------         -------      -------       -------         -------
         Total Interest income                                  5,996           5,904        5,578         5,313           4,973

INTEREST EXPENSE
    Deposits                                                    1,590           1,520        1,262         1,102             987
    Borrowings                                                    480             421          382           415             416
                                                              -------         -------      -------       -------         -------
        Total Interest expense                                  2,070           1,941        1,644         1,517           1,403
NET INTEREST INCOME                                             3,926           3,963        3,934         3,796           3,570
PROVISION FOR LOAN LOSSES                                          70              70           90            90             100
                                                              -------         -------      -------       -------         -------
NET INTEREST INCOME AFTER PROVISION
     FOR LOAN LOSSES                                            3,856           3,893        3,844         3,706           3,470

OTHER INCOME
    Service charges and fees                                      590             677          648           603             579
    Income from fiduciary activities                               77              89           78            92              84
    Net realized gains (losses) on sales of securities              7             (41)           3             3              77
    Gains on sale of loans                                         --               1            8            15              40
    Other                                                         150             129          171           152             140
                                                              -------         -------      -------       -------         -------
           Total other income                                     824             855          908           865             920

OTHER EXPENSES
    Salaries and  employee benefits                             1,406           1,329        1,360         1,334           1,387
    Occupancy, furniture and equipment , net                      380             398          356           365             384
    Other                                                         980             941          911           978             880
                                                              -------         -------      -------       -------         -------
             Total other expenses                               2,766           2,668        2,627         2,677           2,651

INCOME BEFORE TAX                                               1,914           2,080        2,125         1,894           1,739
INCOME TAX EXPENSE                                                581             638          643           564             496
                                                              -------         -------      -------       -------         -------
NET INCOME                                                   $  1,333        $  1,442     $  1,482      $  1,330        $  1,243
                                                              =======         =======      =======       =======         =======

Basic  earnings per share                                    $   0.48        $   0.52     $   0.53      $   0.47        $   0.44
                                                              =======         =======      =======       =======         =======
Diluted earnings per share                                   $   0.47        $   0.51     $   0.52      $   0.46        $   0.43
                                                              =======         =======      =======       =======         =======
Book Value per share                                         $  17.29        $  17.07     $  16.80      $  16.58        $  16.10

Return on average equity                                       11.14%          11.97%       12.43%        11.48%          10.96%
Return on average assets                                        1.25%           1.32%        1.38%         1.29%           1.24%

Net interest spread                                             3.49%           3.52%        3.63%         3.64%           3.52%
Net interest margin                                             3.98%           4.01%        4.06%         4.03%           3.86%

Allowance for loan losses to total loans                        1.28%           1.26%        1.29%         1.31%           1.32%
Net charge-offs/(recoveries) to average loans
  (annualized)                                                  (.01)%          0.06%        0.07%         0.02%           0.04%
Nonperforming loans to total loans                              0.14%           0.12%        0.04%         0.04%           0.03%
Nonperforming assets to total assets                            0.10%           0.08%        0.02%         0.02%           0.02%


Per share amounts have been adjusted for a 5% stock dividend declared on April 11, 2006